UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02, Item 7.01	Results of Operations and Financial Condition; Regulation FD Disclosure

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibit Index
EX-99.1 4TH QUARTER 2004 EARNINGS PRESS RELEASE
EX-99.2 SUPPLEMENTAL FINANCIAL HIGHLIGHTS FOR 12/31/04

Item 2.02, Item 7.01 Results of Operations and Financial Conditions; Regulation FD Disclosure

On January 24, 2005, Colonial Properties Trust (the “Company”) announced its financial results for the quarter and year ended December 31, 2004. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Financial Highlights for the quarter ended December 31, 2004 is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Colonial Properties Trust 4th Quarter 2004 Earnings press release dated January 24, 2005.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended December 31, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: January 25, 2005	By:	/s/ Weston M. Andress

	Name:	Weston M. Andress
	Title:	Chief Financial / Investment Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Colonial Properties Trust 4th Quarter 2004 Earnings press release dated January 24, 2005.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended December 31, 2004.